Dreyfus
Short-Intermediate
Government Fund



SEMIANNUAL REPORT May 31, 2002



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                             9   Statement of Securities Sold Short

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            13   Financial Highlights

                            14   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                      Dreyfus Short-Intermediate
                                                                 Government Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this semiannual report for Dreyfus Short-Intermediate Government Fund, covering the six-month period from December 1, 2001 through May 31, 2002. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Gerald E. Thunelius.

We have recently seen signs of economic recovery, which may signal an end to the U.S. economic recession. As the economy has gained strength, however, prices of stocks and many bonds have fluctuated widely. The war on terror, instability in the Middle East and South Asia, and new disclosures of questionable accounting and management practices among U.S. corporations have buffeted the financial markets, making the short-term movements of stocks and bonds particularly volatile.

Indeed, the markets' directions become clearer only when viewed from a perspective measured in years rather than weeks or months. Although you may become excited about the opportunities or worried about the challenges presented for growth or income under current market conditions, we encourage you to think first of your long-term goals and attitudes toward risk. As always, we urge you to talk with a professional financial advisor who can help you navigate the right course to financial security for yourself and your family. For our part, and as we have for more than 50 years, we at The Dreyfus Corporation are ready to serve you with a full range of investment alternatives and experienced teams of portfolio managers.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
June 17, 2002




DISCUSSION OF FUND PERFORMANCE

Gerald E. Thunelius, Portfolio Manager

How did Dreyfus Short-Intermediate Government Fund perform relative to its benchmark?

For the six-month period ended May 31, 2002, the fund achieved a total return of 1.44%.(1) In comparison, the fund's benchmark, the Merrill Lynch Governments, U.S. Treasury, Short-Term (1-3 Years) Index, achieved a total return of 1.57% for the same period.(2)

The fund's volatile performance was driven by falling short-term interest rates early in the reporting period and an uneven economic recovery later in the reporting period. The fund did benefit from its sector allocation strategy throughout the reporting period, producing its modest total return.

What is the fund's investment approach?

The fund seeks to provide as high a level of current income as is consistent with the preservation of capital. To pursue this goal, we invest in securities issued or guaranteed by the U.S. government or its agencies and in repurchase agreements that are backed by U.S. government securities. The fund may invest up to 35% of its assets in mortgage-related securities issued by U.S. government agencies, such as mortgage pass-through collateralized mortgage obligations ("CMOs") and stripped mortgage-backed securities. CMOs are multiclass bonds that are issued by U.S. government agencies or private issuers and are backed by pools of mortgage pass-through securities or mortgage loans.

When choosing securities for the fund, we first examine U.S. and global economic conditions and other market factors to determine the likely direction of long- and short-term interest rates. Using a research-driven investment process, we then attempt to identify potentially profitable sectors before they are widely perceived by the market. Finally, we look for underpriced or mispriced securities within those sectors that, in our opinion, appear likely to perform well over time.

                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

During the final months of 2001, investors generally engaged in a "flight to quality" caused by a persistently weak economy, a declining stock market and the lingering aftermath of the September 11 terrorist attacks. Rising demand for creditworthy investments, together with a final interest-rate cut by the Federal Reserve Board (the "Fed" ), drove up the prices of most U.S. government securities.

However, soon after 2002 began signs started to emerge that the economy had bottomed. By late January, the Fed signaled that it was becoming more comfortable with economic conditions when it left interest rates unchanged. As positive economic data accumulated in February -- including reports of increased manufacturing activity and strong consumer spending -- many analysts expected that the Fed would soon move to a neutral stance to reflect the likelihood that the recession was over.

This proved to be the case when the Fed indicated in March that the risks of recession and inflation were evenly balanced. In our view, this pronouncement signaled that the Fed's aggressive rate-cutting campaign was complete, and many investors began to anticipate higher short-term interest rates. However, the Fed later suggested that rate hikes might not be in the offing. With layoffs continuing, the recovery's sustainability remained uncertain.

As might be expected in this environment, prices of short- to intermediate-term U.S. government securities were volatile. U.S. Treasury securities led the rally late in the fourth quarter of 2001, but subsequently fell as the economy gained strength. When it began to appear in the second quarter of 2002 that the
recovery   was   weaker   than   expected,   U.S.   Treasuries  rallied  again.

To mitigate the effects of market volatility in an uncertain interest-rate environment, we maintained the fund's weighted average maturity firmly within the neutral range of its Lipper category average, which we calculated to be 1.5 years. Instead, we attempted to add value through our sector allocation strategy. Early in the reporting period, when a surge in mortgage refinancing activity hurt the prices of mortgage-backed securities, we decreased our exposure to the mortgage sector. We redeployed those assets to U.S. Treasury and agency securities, which represented the fund's greatest areas of concentration at the end of the reporting period.

What is the fund's current strategy?

We expect the economic recovery to gain strength, but erratically. Corporate inventories have been drawn down to low levels, suggesting that manufacturing activity should pick up even if sales remain relatively flat. As a result, we expect the Fed's next move to be toward higher interest rates.

The question is: when will the Fed move? Recent comments from Fed officials suggest that they are waiting for firmer evidence of a strong recovery. And with the stock market under pressure from earnings shortfalls and growing accounting scandals, we do not believe that rate hikes are likely in the immediate future. Of course, we are prepared to change our strategies and the fund's composition as market conditions evolve.

June 17, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MERRILL LYNCH GOVERNMENTS, U.S. TREASURY, SHORT-TERM (1-3 YEARS) INDEX IS AN UNMANAGED PERFORMANCE BENCHMARK FOR TREASURY SECURITIES WITH MATURITIES OF ONE TO THREE YEARS; ISSUES IN THE INDEX MUST HAVE PAR AMOUNTS OUTSTANDING GREATER THAN OR EQUAL TO $1 BILLION.

                                                             The Fund

STATEMENT OF INVESTMENTS



May 31, 2002 (Unaudited)

                                                                                              Principal
BONDS AND NOTES--96.9%                                                                        Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT--12.8%

U.S. Treasury Inflation Protection Securities:

   3.625%, 7/15/2002                                                                          6,600,000  (a)           7,429,883

   Coupon Strips:

      0%, 10/15/2028                                                                             50,000  (a,b)            37,294

      0%, 4/15/2029                                                                              50,000  (a,b)            38,164

   Principal Strips,

      0%, 4/15/2029                                                                           1,500,000  (a)             703,890

U.S. Treasury Notes:

   3%, 1/31/2004                                                                             12,678,000               12,692,859

   3.25%, 5/31/2004                                                                          12,678,000               12,692,859

   4.25%, 5/31/2003                                                                          12,678,000               12,925,627

   4.625%, 2/28/2003                                                                         12,678,000               12,920,175

                                                                                                                      59,440,751

U.S. GOVERNMENT AGENCIES--53.4%

Bearer Corp. Conversion System,

   0/9.125%, 5/15/2009                                                                       17,200,000  (c)          16,040,892

Federal Farm Credit Bank,

   Notes, 5.9%, 12/17/2008                                                                   30,000,000               30,782,850

Federal Home Loan Banks,

   Coupon Strips, Ser. A-1, 0%, 2/25/2003                                                     1,789,000                1,755,692

Federal Home Loan Mortgage Corp.:

   Notes, 5.75%, 4/29/2009                                                                   50,000,000               50,724,400

   Notes, 6.375%, 11/15/2003                                                                 35,250,000               36,971,963

Federal National Mortgage Association:

   Notes, 3.9%, 4/29/2004                                                                    16,050,000               16,222,875

   Notes, 5%, 2/14/2003                                                                      23,500,000               23,965,934

Israel Trust,

   Government Trust Ctfs., Ser. 1D, 0%, 5/15/2009                                            11,047,000                7,581,766

Tennessee Valley Authority,

  Valley Indexed Principal Securities,

   3.375%, 1/15/2007                                                                         55,582,050  (a)          63,887,253

                                                                                                                     247,933,625

U.S. GOVERNMENT AGENCIES/MORTGAGE-BACKED--30.7%

Federal Home Loan Banks,

   4.5%, 7/7/2003                                                                            23,500,000               23,993,265

Federal Home Loan Mortgage Corp.:

  REMIC, Multiclass Mortgage Participation Ctfs.

    (Interest Only Obligation):

         Ser. 1978, Cl. PH, 7%, 1/15/2024                                                       840,666  (b)              29,279

         Ser. 2360, Cl. TI, 6.5%, 7/15/2026                                                  13,913,261  (b)           1,634,808


                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCIES/MORTGAGE-BACKED (CONTINUED)

Federal Home Loan Mortgage Corp. (continued):

  Structured Pass-Through Ctfs.:

      Ser. 2416, Cl. PB, 5.5%, 8/15/2012                                                      7,375,513                7,578,340

      Ser. T-7, Cl. A6, 7.03%, 8/25/2028                                                      5,917,025                6,214,237

      Ser. T-22, Cl. A6, 7.05%, 11/25/2029                                                    5,000,000                5,288,306

Federal National Mortgage Association:

   6%, 10/1/2013                                                                             17,631,319               18,099,607

   6.79%, 11/1/2003                                                                           5,006,013                5,184,366

   6.985%, 11/1/2003                                                                          6,569,883                6,802,856

   REMIC Trust, Gtd. Pass-Through Ctfs.:

      Ser. 1994-36, Cl. U, 6.5%, 2/25/2024                                                    3,026,052                3,047,961

      Ser. 1997-56, Cl. PM, 7%, 6/18/2026

         (Interest Only Obligation)                                                           1,575,491  (b)             184,900

      Ser. 2001-W1, Cl. AF6, 6.402%, 7/25/2031                                                3,038,000                3,127,241

      Ser. 2001-W2, Cl. AF6, 6.089%, 10/25/2031                                               6,000,000                6,147,120

      Ser. 2001-W4, Cl. AF3, 4.034%, 8/25/2029                                               20,000,000               19,840,625

      Ser. 2002-27, Cl. OJ, 5.5%, 8/25/2020                                                  12,834,072               13,162,240

Government National Mortgage Association I,

   6%                                                                                           210,000  (d)             208,358

Government National Mortgage Association II,

   7.5%, 5/20/2029-9/20/2031                                                                 11,677,526               12,236,705

U.S. Government Gtd. Development,

  Participation Ctfs.

  (Gtd. By Small Business Administration),

   Ser. 1997-20G, Cl. 1, 6.85%, 7/1/2017                                                      9,224,007                9,808,905

                                                                                                                     142,589,119

TOTAL BONDS AND NOTES

   (cost $438,259,360)                                                                                               449,963,495
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS--14.9%
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCIES--3.0%

Federal Home Loan Mortgage Corp.,

   1.7%, 6/3/2002                                                                            13,800,000               13,798,697

U.S. TREASURY BILLS--11.9%

   1.84%, 6/20/2002                                                                             255,000                  254,801

   1.83%, 8/1/2002                                                                           27,800,000               27,724,662

   1.74%, 8/8/2002                                                                            6,050,000                6,034,875

   1.97%, 10/10/2002                                                                          4,490,000                4,462,611

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
SHORT-TERM INVESTMENTS (CONTINUED)                                                            Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS (CONTINUED)

   1.85%, 11/7/2002                                                                           4,490,000                4,455,337

   1.89%, 11/29/2002                                                                         12,678,000               12,562,010

                                                                                                                      55,494,296

TOTAL SHORT-TERM INVESTMENTS

   (cost $69,274,681)                                                                                                 69,292,993
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $507,534,041)                                                            111.8%              519,256,488

LIABILITIES, LESS CASH AND RECEIVABLES                                                           (11.8%)             (54,920,366)

NET ASSETS                                                                                       100.0%              464,336,122

(A)  PRINCIPAL  AMOUNT FOR ACCRUAL  PURPOSES IS  PERIODICALLY  ADJUSTED BASED ON
     CHANGES IN THE CONSUMER PRICE INDEX.

(B)  NOTIONAL FACE AMOUNT SHOWN.

(C)  ZERO  COUPON  UNTIL A SPECIFIED  DATE AT WHICH TIME THE STATED  COUPON RATE
     BECOMES EFFECTIVE UNTIL MATURITY.

(D)  PURCHASED ON A FORWARD COMMITMENT BASIS.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF SECURITIES SOLD SHORT

May 31, 2002 (Unaudited)

                                                     Principal
NOTES                                                Amount ($)      Value ($)
--------------------------------------------------------------------------------

Government National Mortgage Association,

  6.5%

   (proceeds $21,059,095)                           20,863,500      21,195,856

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

May 31, 2002 (Unaudited)

                                                            Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                          507,534,041   519,256,488

Cash                                                                  260,798

Receivable from brokers for proceeds on securities sold short      21,059,095

Receivable for investment securities sold                           6,216,983

Interest receivable                                                 4,061,687

Receivable for shares of Beneficial Interest subscribed               123,771

Prepaid expenses                                                       35,903

                                                                  551,014,725
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                         247,996

Payable for investment securities purchased                        64,268,833

Securities sold short, at value (proceeds $21,059,095)
  --See Statement of Securities Sold Short                         21,195,856

Payable for shares of Beneficial Interest redeemed                    760,903

Accrued expenses                                                      205,015

                                                                   86,678,603
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    464,336,122
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                   499,870,703

Accumulated distributions in excess of investment income--net      (2,561,363)

Accumulated net realized gain (loss)
  on investments and securities sold short                        (44,558,904)

Accumulated net unrealized appreciation (depreciation)
  on investments and securities sold short                         11,585,686
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    464,336,122
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial
  Interest authorized)                                             42,619,141

NET ASSET VALUE, offering and redemption price per share ($)            10.90

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended May 31, 2002 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      9,014,786

EXPENSES:

Management fee--Note 3(a)                                            1,168,714

Shareholder servicing costs--Note 3(b)                                 561,766

Professional fees                                                       45,643

Custodian fees--Note 3(b)                                               28,969

Registration fees                                                       21,697

Prospectus and shareholders' reports                                    19,390

Trustees' fees and expenses--Note 3(c)                                   8,757

Loan commitment fees--Note 2                                             2,154

Miscellaneous                                                            5,664

TOTAL EXPENSES                                                       1,862,754

INVESTMENT INCOME--NET                                               7,152,032
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments:

Long transactions                                                   (5,947,577)

Short sale transactions                                                269,919

NET REALIZED GAIN (LOSS)                                            (5,677,658)

Net unrealized appreciation (depreciation)
  on investments and securities sold short                           4,690,717

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                (986,941)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 6,165,091

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                        The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                             May 31, 2002            Year Ended
                                               (Unaudited)    November 30, 2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          7,152,032          19,918,361

Net realized gain (loss) on investments        (5,677,658)         14,446,201

Net unrealized appreciation (depreciation)
   on investments                               4,690,717           1,605,393

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    6,165,091          35,969,955
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                         (7,981,572)        (20,008,723)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                  52,270,736         124,466,318

Net assets received in connection
   with reorganization--Note 1                         --         109,870,621

Dividends reinvested                            7,873,394          16,999,487

Cost of shares redeemed                       (78,061,429)       (153,392,823)

INCREASE (DECREASE) IN NET ASSETS
   FROM BENEFICIAL INTEREST TRANSACTIONS      (17,917,299)         97,943,603

TOTAL INCREASE (DECREASE) IN NET ASSETS       (19,733,780)        113,904,835
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           484,069,902         370,165,067

END OF PERIOD                                 464,336,122         484,069,902
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     4,816,321          11,654,425

Shares issued in connection
   with reorganization--Note 1                         --          10,230,039

Shares issued for dividends reinvested            724,685           1,568,611

Shares redeemed                                (7,195,039)        (14,187,895)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  (1,654,033)          9,265,180

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                          Six Months Ended
                                              May 31, 2002                                 Year Ended November 30,
                                                                   -----------------------------------------------------------------
                                             (Unaudited)(a)           2001          2000          1999          1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               10.93           10.57         10.43         10.82         10.82         10.95

Investment Operations:

Investment income--net                                 .17(b)          .48           .60           .63           .74           .66

Net realized and unrealized
   gain (loss) on investments                         (.02)            .37           .14          (.39)          .01          (.13)

Total from Investment Operations                       .15             .85           .74           .24           .75           .53

Distributions:

Dividends from investment
   income--net                                        (.18)           (.49)         (.60)         (.63)         (.75)         (.66)

Net asset value, end of period                       10.90           10.93         10.57         10.43         10.82         10.82
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                      1.44(c)         8.14          7.38          2.33          7.21          4.93
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                  .80(d)          .73           .71           .71           .70           .74

Ratio of net investment income
   to average net assets                              3.06(d)         4.42          5.78          6.00          6.85          6.13

Decrease reflected in above
   expense ratios due to
   undertakings by
   The Dreyfus Corporation                              --              --            --            --            --           .01

Portfolio Turnover Rate                             489.06(c)     1,459.21      1,056.17      1,096.12        902.14        818.39
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                     464,336         484,070       370,165       434,782       487,714       488,172

(A)  AS  REQUIRED,  EFFECTIVE  DECEMBER  1,  2001,  THE  FUND  HAS  ADOPTED  THE
     PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES
     AND BEGAN  AMORTIZING  DISCOUNT OR PREMIUM ON FIXED INCOME  SECURITIES ON A
     SCIENTIFIC BASIS AND INCLUDING PAYDOWN GAINS AND LOSSES IN INTEREST INCOME.
     THE  EFFECT OF THESE  CHANGES  FOR THE  PERIOD  ENDED  MAY 31,  2002 WAS TO
     DECREASE NET INVESTMENT INCOME PER SHARE BY $.02, INCREASE NET REALIZED AND
     UNREALIZED  GAIN (LOSS) ON  INVESTMENTS  PER SHARE BY $.02 AND DECREASE THE
     RATIO OF NET  INVESTMENT  INCOME TO AVERAGE NET ASSETS FROM 3.45% TO 3.06%.
     PER SHARE DATA AND  RATIOS/SUPPLEMENTAL  DATA FOR PERIODS PRIOR TO DECEMBER
     1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THESE CHANGES IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  NOT ANNUALIZED.

(D)  ANNUALIZED

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Short-Intermediate Government Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. (" Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

On February 23, 2001 (the "Closing Date"), pursuant to an Agreement and Plan of Reorganization approved by the fund's shareholders at a meeting held on February 16, 2001, substantially all of the assets, subject to the liabilities, of Dreyfus U.S. Treasury Short Term Fund, were transferred to the fund in exchange for shares of Beneficial Interest of the fund of equal value. The fund's net asset value on the Closing Date was $10.74 per share, and a total of 10,230,039 shares, representing net assets of $109,870,621 (including $1,831,702 net unrealized appreciation on investments and $21,748,080 of accumulated net realized loss on investments), were issued to Dreyfus U.S. Treasury Short Term Fund's shareholders in the exchange. The exchange was a tax free event.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) PORTFOLIO VALUATION: Investments in securities (excluding short-term investments other than U.S. Treasury Bills) are valued each business day by an independent pricing service (" Service" ) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value.

(b) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions  are  recorded  on  the  identified  cost  basis.  Interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash
balances    left    on    deposit.

The fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Manager, subject to the seller's agreement to repurchase and the fund' s agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(c) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $37,582,000 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to November 30, 2001. If not applied, $8,342,000 of the carryover expires in fiscal 2002, $4,470,000 expires in fiscal 2003, $1,220,000 expires in fiscal 2004, $4,273,000 expires in fiscal 2005, $13,323,000 expires in fiscal 2007 and $5,954,000 expires in fiscal 2008.

The tax character of distributions paid to shareholders during the fiscal year ended November 30, 2001 was as follows: ordinary income $20,008,723. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended May 31, 2002, the fund did not borrow under the Facility.


NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the fund' s average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the fund, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed 11_2% of the value of the fund's average daily net assets, the fund may deduct from payments to be made to the Manager, or the Manager will bear the amount of such excess expenses. During the period ended May 31, 2002, there was no expense reimbursement pursuant to the Agreement.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended May 31, 2002, the fund was charged $298,782 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended May 31, 2002, the fund was charged $105,052 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended May 31, 2002, the fund was charged $28,969 pursuant to the custody agreement.

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $45,000 and an attendance fee of $5,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The  following summarizes the aggregate amount of purchases and sales (including
paydowns)   of  investment  securities  and  securities  sold  short,  excluding short-term securities, during the period ended May 31, 2002:

                                          Purchases               Sales
--------------------------------------------------------------------------------

Long transactions                     1,989,279,664       2,065,719,445

Short sale transactions               3,286,014,618       3,126,732,694

     TOTAL                            5,275,294,282       5,192,452,139

The fund is engaged in short-selling which obligates the fund to replace the security borrowed by purchasing the security at current market value. The fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security.
The fund would realize a gain if the price of the security declines between those dates. Until the fund replaces the borrowed security, the fund will maintain daily, a segregated account with a broker or custodian, of cash and/or U.S. Government securities sufficient to cover the short position. Securities sold short at May 31, 2002, and their related market values and proceeds are set forth in the Statement of Securities Sold Short.


At  May  31,  2002  accumulated  net  unrealized appreciation on investments was
$11,722,447,   consisting  of  $13,079,223  gross  unrealized  appreciation  and
$1,356,776 gross unrealized depreciation.

At May 31, 2002, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5--Change in Accounting Principle:

As required, effective December 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide") and began amortizing discount or premium on fixed income securities on a scientific basis. In addition, the Guide now requires paydown gains and losses to be included in interest income. Prior to December 1, 2001, the fund did not amortize premium on fixed income securities and amortized discount on a straight line basis and included paydown gains and losses in net realized gains (losses) on investments. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $1,641,461 decrease in accumulated undistributed investment income-net and a corresponding $1,641,461 increase in accumulated net unrealized appreciation (depreciation), based on securities held by the fund on November 30, 2001.

The effect of these changes for the year ended May 31, 2002 was to decrease net investment income by $919,871, decrease net unrealized appreciation (depreciation) by $919,793 and increase net realized gains (losses) by $1,839,664. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

                                                             The Fund

NOTES

                   For More Information

                        Dreyfus Short-Intermediate
                        Government Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166



To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or
downloaded from:

http://www.dreyfus.com

(c) 2002 Dreyfus Service Corporation                                  542SA0502